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                                                                 EXHIBIT 10.13


                       AMENDMENT NO.3 TO SUPPLY AGREEMENT

This Amendment No.3 to the Supply Agreement (" the Amendment") is made and entered into effective February 19, 2004, by and between Kyocera Wireless Corp., a Delaware corporation ("Kyocera") and Brightstar Corporation a Delaware corporation ("Purchaser"), with respect to the following facts:

                                    RECITALS

      A. Kyocera and Purchaser previously entered into that certain Supply Agreement dated September 1, 2000 along with the first and second amendment effective February 26, 2001 and January 21, 2003, respectively (the "Agreement").

      B. By this Amendment, Kyocera and Purchaser desire to amend the Agreement as hereinafter set forth.

                                    AGREEMENT

      HOW, THEREFORE, for and in consideration of the promises set forth herein, Kyocera and Purchaser agree as follows:

      1. The term of the Agreement is hereby extended from December 31, 2003 through December 31, 2004.

      2. Except as modified by this Amendment, the Agreement shall continue in full force and effect as written.

      IN WITNESS WHEREOF, the parties hereto have caused the Amendment to be duly executed by their authorized officials as of the effective date above.

KYOCERA WIRELESS CORP.                BRIGHTSTAR CORPORATION

By :/s/ Lee Funer                     By :/s/ R. MARCELO CLAURE
    -------------------------------       -------------------------------
Name:  Lee Funer                      Name: R. MARCELO CLAURE

Title: V.P.                           Title: CEO

Date:                                 Date: 5/9/04
     ----------------------------

Kyocera Wireless Corp
Proprietary/Confidential